UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2002

HORIZON OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23653	76-487309
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2500 CityWest Boulevard, Suite 2200, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 361-2600

(Registrant's telephone number, including area code)

Item 5.   Other Events.

            On June 3, 2002, Horizon Offshore, Inc. issued the press releases attached hereto as Exhibits 99.1 and 99.2

Item 7.   Financial Statements and Exhibits

            (a)    Exhibits.

                    99.1     Press release issued by Horizon Offshore, Inc. on June 3, 2002, announcing that its board of directors elected J. Louis Frank as chairman of the board.

                    99.2     Press release issued by Horizon Offshore, Inc. on June 3, 2002, announcing the election of John T. Mills to its board of directors.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON OFFSHORE, INC.

By:	/s/ David W. Sharp
David W. Sharp
Executive Vice President and
Chief Financial Officer

Dated: June 6, 2002